UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010

BITSTREAM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21541	04-2744890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Nickerson Road, Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 497-6222

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On May 17, 2010, Bitstream Inc. (the “Company”) announced that it has agreed to acquire substantially all of the assets of Press-sense Ltd. for $6.5 million in cash and the assumption of liabilities related to deferred revenue. The Company’s press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated May 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITSTREAM INC. (Registrant)

Date : May 17, 2010	By:	/s/ James P. Dore
James P. Dore Vice President and Chief Financial Officer